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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                                 Distribution Date: 4/16/01
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(I)  Amount of the distribution allocable to principal of the Notes
         Class A Principal Payment                                          0.00
         Class B Principal Payment                                          0.00
         Class C Principal Payment                                          0.00
                                 Total

     Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

         Class A Principal Payment                                          0.00
         Class B Principal Payment                                          0.00
         Class C Principal Payment                                          0.00
                                 Total

(ii) Amount of the distribution allocable to the interest on the Notes
         Class A Note Interest Requirement                          3,529,166.67
         Class B Note Interest Requirement                            306,319.44
         Class C Note Interest Requirement                            418,838.54
                                 Total                              4,254,324.65

     Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
         Class A Note Interest Requirement                               4.70556
         Class B Note Interest Requirement                               4.90111
         Class C Note Interest Requirement                               5.21222

(iii)Aggregate Outstanding Principal Balance of the Notes
         Class A Note Principal Balance                              750,000,000
         Class B Note Principal Balance                               62,500,000
         Class C Note Principal Balance                               80,357,000

(iv) Amount on deposit in Owner Trust Spread Account               17,857,140.00

(v)  Required Owner Trust Spread Account Amount                    17,857,140.00


                                             By:
                                                --------------------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

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